EXHIBIT 99.1

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                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-14

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   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
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                            [UBS LOGO] UBS Investment
                                           Bank

                       PRELIMINARY BACKGROUND INFORMATION

              MASTR Adjustable Rate Mortgages Trust Series 2004-14









                                   DISCLAIMER

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

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                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-14

            ----------------------------------------------------------

--------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

             MASTR Adjustable Rate Mortgages Trust, Series 2004-14

--------------------------------------------------------------------------------------
           Approximate
            Principal            Principal/               WAL         Expected Ratings
 Class      Amount(1)          Interest Type        (Yrs) Call (10)     S&P/Moody's
 -----      ---------          -------------        ---------------     -----------
1-A-1(2)   $216,000,000    Super Senior, Floater          2.44            AAA/Aaa
1-A-2(3)    $24,000,000   Senior Support, Floater         2.44            AAA/Aaa
2-A-1(4)   $162,000,000    Super Senior, Floater          2.39            AAA/Aaa
2-A-2(5)    $18,000,000   Senior Support, Floater         2.39            AAA/Aaa
 M1(6)      $29,931,000     Mezzanine, Floater            4.74             AA/Aa1
 M2(7)      $14,015,000     Mezzanine, Floater            4.66              A/A2
 B1(8)       $5,939,000     Subordinate/Floater           4.51           BBB+/Baa1
 B2(9)       $5,212,113     Subordinate/Floater           4.26           BBB-/Baa3

 Total     $468,730,000
--------------------------------------------------------------------------------------

(1)     Approximate, subject to adjustment as described in the Prospectus
        Supplement.
(2) The pass-through rate for the Class 1-A-1 certificates for each distribution date will equal LIBOR plus .35% (subject to increases to LIBOR plus .7% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 1 loans, as further described under "Net WAC Cap".
(3) The pass-through rate for the Class 1-A-2 certificates for each distribution date will equal LIBOR plus .41% (subject to increases to LIBOR plus .82% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 1 loans, as further described under "Net WAC Cap".
(4) The pass-through rate for the Class 2-A-1 certificates for each distribution date will equal LIBOR plus .36% (subject to increases to LIBOR plus .72% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 2 loans, as further described under "Net WAC Cap".
(5) The pass-through rate for the Class 2-A-2 certificates for each distribution date will equal LIBOR plus .42% (subject to increases to LIBOR plus .84% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 2 loans, as further described under "Net WAC Cap".
(6) The pass-through rate for the Class M-1 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as further described under "Net WAC Cap".
(7) The pass-through rate for the Class M-2 Certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as further described under "Net WAC Cap".
(8) The pass-through rate for the Class B-1 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as further described under "Net WAC Cap".
(9) The pass-through rate for the Class B-2 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as further described under "Net WAC Cap".
(10)    See "Pricing Prepayment Speed" below.



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

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                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-14

            ----------------------------------------------------------

--------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES

Pricing Prepayment Speed:           The Certificates will be priced at 30% CPR.

Payment Date:                       The 25th day of each month (or the next
                                    succeeding business day) commencing in
                                    December 2004.

Estimated Closing Date:             November 30, 2004

Investor Settlement Date:           November 30, 2004

Accrued Interest:                   The price to be paid by investors for the
                                    Certificates will have no accrued interest.

Interest Accrual Period:            The "Interest Accrual Period" for each
                                    Distribution Date with respect to the
                                    Floating Rate Certificates will be the
                                    period beginning with the 25th day of the prior month (or, in the case of the first
                                    Distribution Date, the Settlement Date) and ending on the 24th day of the current month
                                    (on an actual/360 day basis).

Pass-Through Rate:                  With respect to any Distribution Date, the
                                    Class 1-A-1, Class 1-A-2, Class 2-A-1, Class
                                    2-A-2, Class M-1, Class M-2, Class B-1 and
                                    Class B-2 Pass-Through Rates will be equal to the lesser of (A) One Month LIBOR plus the related certificate margin and (B) the related Net WAC Cap.

Current Interest:                   For any class of the Certificates and any
                                    distribution date, the amount of interest accruing at the applicable Pass-Through Rate on the related Class Principal Balance during the related Interest Accrual Period.

Basis Risk Shortfall:               The excess, if any, of the interest that any
                                    of the Class 1-A-1, Class 1-A-2, Class
                                    2-A-1, Class 2-A-2, Class M-1, Class M-2,
                                    Class B-1 and Class B-2 Certificates would have been entitled to receive on that distribution date had the Pass-Through Rate of such Class not been subject to the related Net WAC Cap.

Payment Delay:                      0 days

Issuer:                             MASTR Adjustable Rate Mortgages Trust Series
                                    2004-14

Depositor:                          Mortgage Asset Securitization Transactions,
                                    Inc.

Master Servicer:                    Wells Fargo Bank, National Association

Trustee:                            JP Morgan Chase Bank

Transferor:                         UBS Real Estate Securities, Inc.



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

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                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-14

           ----------------------------------------------------------

--------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
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Servicer Advancing:                 The Servicers are required to make cash
                                    advances to cover delinquent payments of principal and interest to the extent deemed recoverable.

Optional Redemption:                The terms of the transaction allow for a
                                    clean-up call (the "Clean-up Call"), which may be exercised once the current aggregate principal balance of the Mortgage Loans is less than or equal to 5% of the initial aggregate principal balance of the Mortgage
                                    Loans.

Mortgage Loans:                     As of the Closing Date, it is anticipated
                                    that the aggregate principal balance of the Mortgage Loans will be approximately
                                    $475,097,113.87.

Net WAC Cap:                        The Class 1-A-1 and Class 1-A-2 Certificates
                                    will be subject to a Net WAC Cap equal to the weighted average of the net mortgage rates on the Group 1 Mortgage Loans. The
                                    Class 2-A-1 and Class 2-A-2 Certificates will be subject to a Net WAC Cap equal to the weighted average of the net mortgage rates on the Group 2 Mortgage Loans. The
                                    Class M-1, Class M-2, Class B-1 and Class
                                    B-2 Certificates will be subject to a Net
                                    WAC Cap equal to the weighted average of the net mortgage rates on the Mortgage Loans.

Credit Enhancement:                 Credit enhancement for the Certificates will
                                    consist of (i) Excess Interest, (ii)
                                    Overcollateralization and (iii)
                                    Subordination provided to the more senior classes of Certificates by the more subordinate classes of Certificates.

Excess Interest:                    The interest collections from the Mortgage
                                    Loans less the sum of (i) the interest paid on the Certificates; and (ii) the aggregate of all fees and payments due by the Trust in respect of the Mortgage Loans.

Overcollateralization:              Commencing in January 2005, any Excess
                                    Cashflow (as described below) that is
                                    applied as principal on the Offered
                                    Certificates will cause the principal
                                    balance of the Mortgage Loans to exceed the Class Principal Balance of the Certificates, resulting in Overcollateralization. The application of Excess Cashflow to pay principal on the Offered Certificates is required until the Overcollateralization reaches the Overcollateralization Target.
                                    Any realized losses on the Mortgage Loans will be applied first to Excess Cashflow and then to Overcollateralization. In the event that the Overcollateralization is so reduced, any Excess Cashflow will be directed to pay principal on the Certificates, until the
                                    Overcollateralization once again reaches the
                                    Overcollateralization Target.



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

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                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-14

            ----------------------------------------------------------

--------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

Overcollateralization
Target: Prior to the Distribution Date in January 2005, the Overcollateralization Target will be zero. For any Distribution Date thereafter and prior to the Stepdown Date, the Overcollateralization Target will be equal to 1.60%* of the Cut-off Date Balance (the "Overcollateralization Target").

                                    On or after the Stepdown Date, the
                                    Overcollateralization Target will be equal to 3.20%* of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of 1.60%* (the "O/C Floor") of the Cut-off Date Balance of the Mortgage Loans; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the Overcollateralization Target on the Distribution Date immediately preceding the Distribution Date on which such Trigger Event is in effect.

Excess Cashflow:                    "Excess Cashflow" for any Distribution Date
                                    will be equal to the available funds
                                    remaining after interest and principal
                                    distributions as described under Clauses 1) and 2) of "Priority of Distributions."

Trigger Event:                      After the Stepdown Date, (i) the quotient
                                    (expressed as a percentage) of (x) the
                                    principal balance of the rolling three month average of Loans 60 days delinquent or more
                                    (including each Loan in foreclosure, each Loan for which the related borrower has filed for bankruptcy after the Closing Date and each Loan related to a REO Property) and
                                    (y) the principal balance of the Loans, as of the last day of the related Due Period, equals or exceeds [5.00%]* or (ii) the aggregate amount of Realized Losses with respect to the Loans incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the initial principal balance of the Loans as of the Cut-Off Date exceeds the applicable percentages described below with respect to such Distribution Date:

                  ---------------------------------------------------------------------------

                          Distribution Date Occurring In               Loss Percentage
                  ---------------------------------------------------------------------------
                            December 2007 through November 2008            [1.00%]*
                            December 2008 through November 2009            [1.50%]*
                            December 2009 through November 2010            [1.75%]*
                            December 2010 and thereafter                   [2.00%]*
                  ---------------------------------------------------------------------------


* Subject to change based on final approval by rating agencies.


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

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                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-14

            ----------------------------------------------------------

--------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

Stepdown Date:                 The earlier to occur of:

                                 (i)  the Distribution Date on which the
                                       aggregate principal balance of the Senior
                                       Certificates is reduced to zero; and

                                 (ii) the later to occur of:

                                         a.  the Distribution Date in January
                                             2008.

                                         b.  the first Distribution Date on
                                             which the aggregate principal
                                             balance of the Senior Certificates
                                             after allocation of principal
                                             remittance amount is less than or
                                             equal to [76.80%]* of the aggregate
                                             principal balance of the Mortgage
                                             Loans for such Distribution Date.

Allocation of Losses:               Any realized losses on the Mortgage Loans
                                    not covered by Excess Cashflow or
                                    Overcollateralization will be allocated to each class of Certificates in the following order: to the Class B-2, Class B-1, Class
                                    M-2 and Class M-1 Certificates, in that
                                    order, in each case until the respective
                                    Class Principal Balance of such class of Certificates has been reduced to zero.
                                    Following the reduction of the Class
                                    Principal Balance of each Class of Mezzanine and Subordinate Certificates to zero, such realized losses will be allocated to the Senior Certificates as follows: (i) realized losses on Group 1 Mortgage Loans will be allocated to the Class 1-A-2 and Class 1-A-1
                                    Certificates, in that order in each case until the respective Class Principal Balance of such Class has been reduced to zero; and
                                    (ii) realized losses on Group 2 Mortgage
                                    Loans will be allocated to the Class 2-A-2 and Class 2-A-1 Certificates, in that order, in each case until the respective Class
                                    Principal Balance of such Class has been reduced to zero.





* Subject to change based on final approval by rating agencies.


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

            ----------------------------------------------------------

                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-14

            ----------------------------------------------------------

--------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

Priority of Distributions:          Available funds from the Mortgage Loans
                                    (which are net of any servicing, master
                                    servicing, trustee fees and private mortgage insurance premium fees) will be distributed in the following order of priority:

                                    1) Interest funds from the related loan
                                       group (as further described in the
                                       prospectus supplement) sequentially to
                                       (i) first, to the Senior Certificates,
                                       pro-rata (including any unpaid interest
                                       amounts from prior distribution dates),
                                       and (ii) then, sequentially to the Class
                                       M-1, Class M-2, Class B-1 and Class B-2
                                       Certificates;

                                    2) Principal funds, as follows: (i) to the
                                       Senior Certificates (in the manner and
                                       priority set forth under "Senior
                                       Certificates Principal Distributions"
                                       below), then (ii) sequentially, to the
                                       Class M-1, Class M-2, Class B-1 and Class
                                       B-2 Certificates, each as described more fully under "Principal Paydown" below;

                                    3) Beginning on the Distribution Date in
                                       January 2005, any remaining Excess
                                       Cashflow to pay sequentially (i) any
                                       unpaid realized loss amounts to the
                                       Senior Certificates, pro- rata, and then
                                       (ii) any unpaid interest and any unpaid
                                       realized loss amounts sequentially, to
                                       the Class M-1, Class M-2, Class B-1 and
                                       (f) Class B-2 Certificates;

                                    4) Any remaining Excess Cashflow to pay
                                       Basis Risk Shortfalls, and

                                    5) To the Class X Certificates, any
                                       remaining amount.
                                    Proceeds from Excess Cashflow available to cover Basis Risk Shortfalls shall generally be distributed to the Senior Certificates on a pro rata basis, first based on the Class Principal Balances thereof and second based on any remaining unpaid Basis Risk Shortfalls, and then sequentially to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates in that order.

Principal Paydown:                  Prior to the Stepdown Date or if a Trigger
                                    Event is in effect on any Distribution Date, 100% of the available principal funds from the Mortgage Loans minus the
                                    Overcollateralization released amount will be paid to the Senior Certificates, provided, however, that if the Senior
                                    Certificates have been retired, such amounts will be applied sequentially, to the Class
                                    M-1, Class M-2, Class B-1 and the Class B-2
                                    Certificates.

                                    On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all of the Senior, Mezzanine and Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, to the Senior Certificates (as described under "Senior Certificates Principal Distributions" below) such that the Senior Certificates in the aggregate will have 26.40%* subordination,
                                    (ii) second, to the Class M-1 Certificates such that the Class M-1 Certificates will have 13.80%* subordination, (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have 7.90%* subordination, (iv) fourth, to the Class B-1 Certificates such that the Class B-1 Certificates will have 5.40%* subordination and (v) fifth, to the Class B- 2 Certificates such that the Class B-2 Certificates will have 3.20%* subordination; each subject to the required
                                    Overcollateralization Target.

*Subject to change based on final approval by rating agencies.


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

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                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-14

            ----------------------------------------------------------

--------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

Senior Certificates
Principal Distributions:         Group 1 Principal Distribution:

                                 To the Class 1-A-1 and Class 1-A-2, pro-rata, until retired


                                 Group 2 Principal Distribution:

                                 To the Class 2-A-1 and Class 2-A-2, pro-rata, until retired.






--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------